WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC

Supplement dated October 9, 2006 to the
Statement of Additional Information dated March 1, 2006

THE WM GROUP OF FUNDS

Subject to shareholder approval at a meeting to be held on December 15, 2006, it is expected that each of the Funds and Portfolios will be merged into a corresponding series of Principal Investors Fund, Inc. ("PIF"). In connection with such proposed mergers, and as soon as reasonably practicable following shareholder approval thereof, each Fund will change the methods it uses to value certain of its portfolio securities for purposes of determining its net asset value in order to align its methods with those of PIF. Accordingly, the first two full paragraphs on page 62 under the heading "Net Asset Value" are expected to be replaced by the following:

A security that is primarily traded on a U.S. exchange (excluding securities traded through the NASDAQ National Market System) is valued at the last reported sales price (for securities traded through the NASDAQ National Market System, the official closing price) on that exchange or, if there were no sales during the day (and no official closing price on such day), at the current day's bid price. Over-the-counter securities that are not traded through the NASDAQ National Market System and U.S. government securities are valued at the current day's bid price. An option is generally valued at the last sale price or, in the absence of a last sale price, at the current day's bid price. Short term debt securities that mature in 60 days or less are valued at amortized cost; assets of the Money Market Fund are also valued at amortized cost; securities and other assets initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services (normally determined at the close of the New York Stock Exchange). The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. If the market makes a limit move with respect to the security or index underlying the futures contract, the futures contract will be valued at a fair market value as determined by or under the direction of the Board of Trustees

Debt securities of U.S. issuers (other than U.S. government securities and short-term investments), including municipal obligations, are valued by one or more independent pricing services (each a "pricing service") retained by the Trust. When, in the judgment of a pricing service, market quotations for these securities are readily available, they are valued at the quoted bid prices. Securities for which market quotations are not readily available are valued at fair value as determined by, or under the direction of, the Board of Trustees, which may rely on the assistance of one or more pricing services. The procedures of each pricing service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees.

Additionally, the following information is added under the three paragraphs immediately following the section header "How to Buy and Redeem Shares" on page 63:

No initial sales charge will apply to purchases of Class A shares by certain individuals, groups and/or entities as follows: (i) participants in qualified retirement plans where the plan's R-1 or R-2 share investments were re-designated A share investments, may make new purchases, as part of the plan, in the WM Group of Funds, into Class A shares at net asset value (without sales charge) and (ii) participants in qualified retirement plans where the plan's investments in the WM Group of Funds are part of an omnibus account or other qualified retirement plans with a total value of at least $500,000, may make purchase of A shares at net asset value (without sales charge).

And the first paragraph under the heading "Computation of Public Offering Prices" on page 63 is replaced by the following:

The Portfolios and Funds offer their shares to the public on a continuous basis. The public offering price per Class A share of the Portfolios and Funds is equal to the NAV next computed after receipt of a purchase order, plus the applicable front-end sales charge, if any, as set forth in the Prospectus. The public offering price per Class B, C, and I shares of the Portfolios and Funds is equal to the NAV next computed after receipt of a purchase order.

Also, the section entitled "Redemption Fee - International Growth Fund Class A Shares Only" on page 64 is replaced in full by the following:

Redemption Fee - International Growth Fund. In addition to any applicable CDSC, a redemption fee of 2.00% will be assessed to the proceeds of Class A, B and C shares of the International Growth Fund that are redeemed or exchanged within 90 days of their purchase. The redemption fee will be retained by the Fund. When determining whether a redemption fee should be assessed, it is assumed that the purchase from which the redemption is made is the earliest purchase for shares of the Fund from which a redemption or exchange has not already been effected. The redemption fee does not apply to shares acquired through reinvestment of dividends, distributions and redemption proceeds; or to investments made by WM Strategic Asset Management Portfolios, LLC. The redemption fee may be waived by the Funds' Chief Compliance Officer upon a determination that the redemption did not harm the Fund.